Exhibit 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment (the “Amendment”) is entered into as of June 22, 2010 among The Fresh Market, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Required Lenders under the Credit Agreement dated February 27, 2007, as amended, (the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings given them in the Credit Agreement.

WHEREAS, the parties have agreed to modify the Credit Agreement on the terms set forth below:

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Section 1.01 is amended by amending the definitions of “EBIT,” “EBITDA” and “EBITDAR” contained therein in their entirety so that such definitions now read as follows:

“EBIT” means net income, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus non-cash expenses incurred for equity compensation.

“EBITDA” means net income, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, depletion and amortization, plus non-cash expenses incurred for equity compensation.

“EBITDAR” means net income, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, depletion and amortization, plus lease and rental expense, plus non-cash expenses incurred for equity compensation.

2. Except as specifically provided herein, the Credit Agreement remains in full force and effect as originally executed.

3. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by Administrative Agent (including reasonable attorneys’ fees) incurred in connection with the transactions described herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE FRESH MARKET, INC.

By:

Name:

Title:

BANK OF AMERICA, N.A., as
Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender,
L/C Issuer and Swing Line Lender

By:

Name:

Title:

BRANCH BANKING AND TRUST COMPANY

By:

Name:

Title:

BMO CAPITAL MARKETS FINANCING, INC.

By:

Name:

Title:

FIRST HORIZON BANK, A DIVISION OF
FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By:

Name:

Title:

REGIONS BANK

By:

Name:

Title:

RBC CENTURA BANK, N.A.

By:

Name:

Title: